                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.6

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC
--------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -----------
$50,000 or less                 1,072       $ 35,155,678     31.08%    11.026%     656     $ 32,794     99.41%     48.12%
$50,001 to $100,000               737         50,699,425     44.82     10.460      666       68,792     99.43      41.12
$100,001 to $150,000              174         22,334,321     19.75     10.386      665      128,358     98.18      41.26
$150,001 to $200,000               29          4,917,725      4.35     10.252      663      169,577     96.45      59.32
TOTAL:                          2,012       $113,107,150    100.00%    10.612%     663     $ 56,216     99.05%     44.11%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,389 to approximately $199,778 and the average outstanding principal balance of the Mortgage Loans was approximately $56,216.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                       AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED   PERCENT
                                                       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE   FULL OR
                                         NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL ALTERNATIVE
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS MORTGAGE LOANS OUTSTANDING      POOL      COUPON     SCORE  OUTSTANDING     LTV       DOC
-------------------------------------- -------------- ------------  ----------  --------  -------- -----------  -------- -----------
70.01% to 75.00%                               1      $     89,524      0.08%    10.875%     638    $ 89,524      73.10%     0.00%
75.01% to 80.00%                               5           770,733      0.68     10.722      653     154,147      79.68     25.90
80.01% to 85.00%                               4           564,771      0.50     10.698      628     141,193      82.44     97.24
85.01% to 90.00%                              54         3,295,051      2.91     10.795      656      61,019      89.75     32.80
90.01% to 95.00%                             129         7,524,099      6.65     10.614      657      58,326      94.80     34.15
95.01% to 100.00%                           1819       100,862,973     89.17     10.604      664      55,450      99.93     45.11
TOTAL:                                     2,012      $113,107,150    100.00%    10.612%     663    $ 56,216      99.05%    44.11%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 73.10% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.05%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.92%.

CREDIT SCORES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                             NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
----------------------    --------------    ------------   ----------   --------   --------   -----------   --------   -----------
501 to 525                         2        $     56,579       0.05%     11.110%      518       $28,289      100.00%     44.14%
551 to 575                         5             357,490       0.32      10.815       568        71,498      100.00      92.40
576 to 600                       184           8,668,425       7.66      11.273       591        47,111       99.04      91.61
601 to 625                       328          17,135,066      15.15      11.054       613        52,241       98.93      64.29
626 to 650                       427          22,830,284      20.18      10.876       639        53,467       98.69      41.88
651 to 675                       395          23,376,026      20.67      10.564       663        59,180       99.01      32.31
676 to 700                       283          16,875,938      14.92      10.402       686        59,632       99.12      31.66
701 to 725                       185          11,251,339       9.95      10.035       712        60,818       99.33      34.20
726 to 750                       120           7,244,988       6.41       9.932       736        60,375       99.41      38.71
751 to 775                        57           3,365,658       2.98      10.074       761        59,047       99.83      28.31
776 to 800                        24           1,834,191       1.62       9.788       785        76,425       99.61      28.35
801 to 825                         2             111,166       0.10      10.284       806        55,583      100.00       0.00
TOTAL:                         2,012        $113,107,150     100.00%     10.612%      663       $56,216       99.05%     44.11%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 516 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 663.